As filed with the Securities and Exchange Commission on July 23, 2009

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 37	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 38	☒

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

JoEllen L. Legg, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate Date of Proposed Public Offering:             As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date), pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) (1)
☐	on (date), pursuant to paragraph (a) (1)
☐	75 days after filing pursuant to paragraph (a) (2)
☐	on (date) pursuant to paragraph (a) (2)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

ACTIVA VALUE FUND

PROSPECTUS

CLASS A SHARES

July 23, 2009

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

An investment in the Activa Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Activa Value Fund is a series of Financial Investors Trust.

ACTIVA VALUE FUND PROSPECTUS

Contents	Page
Investment Objective
Investment Approach
Risk Factors and Special Considerations
Past Performance
Fees and Expenses of the Fund
Organization and Management
Fundamental Investment Restrictions
Portfolio Disclosure
Administrator, Distributor and Transfer Agent
Pricing of Fund Shares
Purchasing of Fund Shares
How Shares are Redeemed
Market Timing and Excessive Trading Activity
Customer Identification Program
Internet Address
Dividend and Capital Gain Distributions to Shareholders
Tax Consequences
Shareholder Inquiries
Financial Highlights

ACTIVA VALUE FUND (the “Fund”)

This section summarizes the Fund’s principal investment strategies and the principal risks of investing.  See “Risk Factors and Special Considerations” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.  Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.  While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees may change this objective or the Fund’s investment approach without a shareholder vote.  The Fund will notify you in writing at least sixty (60) days before making any such change.  If there is a material change to the Fund’s investment objective or investment approach, you should consider whether the Fund remains an appropriate investment for you.

INVESTMENT APPROACH

The Fund invests primarily in common stocks of U.S. companies which the Fund’s sub-adviser believes are undervalued by the marketplace.

The Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”), implements the construction of the Fund’s portfolio based upon the analysis and input of the firm’s fundamental and quantitative research teams.  Wellington Management’s fundamental analysts often spend their entire careers covering a single industry.  The Sub-Adviser believes their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which the Sub-Adviser believes are trading at low valuations relative to intrinsic worth and/or historical market levels.  Such stocks are typically called “value stocks.”  In addition, the Sub-Adviser uses an internally developed, quantitative analytical process to complement the Sub-Adviser’s fundamental research.  The quantitative evaluation process uses multiple factors to determine a security’s attractiveness.  Factors used and their relative weights are determined according to demonstrated profitability and consistency, incorporating a long look-back period.  In general, the factors include value and momentum categories and favor stocks that appear to be inexpensive and timely according to the earnings and price momentum factors.  The Sub-Adviser may invest in companies with any market capitalization.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

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RISK FACTORS AND SPECIAL CONSIDERATIONS

Like any investment, an investment in the Fund is subject to risk, and it is possible to lose money by investing in the Fund.  The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

Investment Risks

Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus.  Additional Information about the Fund’s investment strategies and risks is contained in the Fund’s Statement of Additional Information (“SAI”) which may be obtained without charge by writing or telephoning the Fund.  The Fund’s SAI is also available on the Fund’s website at www.activafunds.com.

Stock Market Risks.  The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.  The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline and you could lose money.  The Fund’s Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

Sector Risks.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole.  As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.  Although the Fund does not intend to invest in a particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

Other Risks

Repurchase Agreements and Risks.  The Fund may enter into repurchase agreements, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days, as a non-principal strategy.  The seller’s promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest.  If the seller defaults and the collateral value declines, the Fund may incur a loss.  If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.  The Fund enters into these agreements only with brokers, dealers or banks that meet credit quality standards established by the Sub-Adviser.

Temporary Investments and Risks.  The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture.  Such a defensive position may result in the Fund failing to achieve its investment objective.

Portfolio Turnover.  The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Fund does not engage in active and frequent trading of

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securities as a primary investment strategy, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s Fees and Expenses table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Lending of Portfolio Securities’ Risk.  In order to generate additional income, the Fund may lend portfolio securities, on a short-term basis, up to 33 1/3% of the Fund’s total assets to broker/dealers, banks or other institutional borrowers of securities.  The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Derivative Transactions Risks.  The Fund may trade in derivative contracts to hedge portfolio holdings and for investment purposes.  Hedging activities are intended to reduce various kinds of risks.  For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances.  Hedging activities will not eliminate risk, even if they work as they are intended to.  In addition, these strategies are not always successful and could result in increased expenses and losses to the Fund.  The Fund may trade in the following types of derivative contracts:

Futures Contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made.  Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.  The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options.  Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time.  A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option.  A put option gives the holder the right to sell the underlying asset to the writer of the option.  The

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writer of the option receives a payment, or “premium,” from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based up on certain economic analysis and factors.  There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio.  This may cause the futures contract and any related options to react differently than the portfolio securities to market changes.  In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements.  In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times.  Although the Sub-Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time.  The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

Small- and Medium-Size Company Risk.  To the extent that a Fund invests in small- and mid-capitalization stocks, the Fund is likely to be more volatile than a fund that invests only in large companies.  Small- and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources.  Their securities may trade less frequently and with greater price swings.

The Fund shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

PAST PERFORMANCE

On or about August 24, 2009 (the “Reorganization Date”), the Fund intends to be organized as a successor to the Activa Value Fund, a series of Activa Mutual Fund Trust (the “Predecessor Fund”). The investment sub-adviser to the Predecessor Fund is the Sub-Adviser to the Fund and the Fund has engaged a new entity, ALPS Advisors, Inc., as investment adviser to provide investment oversight.   As the Fund has just recently commenced investment operations as part of the Financial Investors Trust (the “Trust”), performance information will not become available until the Fund has completed a full calendar year of operations within the Trust. The historical performance and financial highlight information shown below and throughout this Prospectus reflects the historical information for the Predecessor Fund, which had an identical investment objective and identical investment strategies as the Fund. The performance and financial highlights information relates to the Class A shares of the Predecessor Fund and illustrates how the Predecessor Fund’s performance has varied from year to year and by comparing the Predecessor Fund’s performance with that of a comparable market index. As with all mutual funds, performance information represents only past performance (before and after taxes) and is not an indication of future results.

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Calendar Year Annual Returns

Predecessor Fund-Class A Shares

Best Quarter:  2Q 2003 17.52%

Worst Quarter:  4Q 2008 -21.09%

The following table compares the Predecessor Fund’s average annual total returns over time to those of the Russell 1000 Value Index (“Value Index”) and the Standard and Poor’s 500 Stock Index (“S&P 500”).

Average Annual Total Returns
(for periods ended December 31, 2008)

	One Year	Five Years	Ten Years
Predecessor Fund-Class A
Return Before Taxes	-36.45%	-0.65%	0.07%
Return After Taxes on Distributions*	-36.58%	-1.20%	-0.40%
Return After Taxes on Distributions and Sale of Fund Shares*	-23.53%	-0.49%	-0.02%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%
S&P 500**	-36.99%	-2.19%	-1.38%

*                              After-tax returns are calculated by using the highest historical individual federal marginal income tax rates (i.e., maximum rates) and do not include state or local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts (i.e., retirement plans or Individual Retirement Accounts).

**                       The Russell 1000 Value Index represents a composite of value stocks representative of the Fund’s investment objective and strategies, which is compiled independently by the Frank Russell Companies.  The S&P 500 represents an unmanaged index

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generally representative of the U.S. stock market.  Neither index is impacted by Fund operating expenses or reduced for federal income tax.

Past performance, before and after taxes, is not a prediction of future results.

FEES AND EXPENSES OF THE FUND

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class A shares of the Fund.  Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load)	5.50	%(1)
Maximum sales charge on purchases (as a percentage of the offering price)	5.50%
Maximum Deferred Sales Charge on Redemptions	1.00	%(2)
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	0.95%
Distribution and Service (12b-1) Fees*	0.25%
Other Expenses**	0.33%
Total Annual Fund Operating Expenses	1.53%
Fee Waiver and Expense Reimbursement	0.13	%(3)
Net Annual Fund Operating Expenses	1.40	%(3)

* Pursuant to a Distribution and Services (12b-1) Plan, the Fund may pay 12b-1 fees at an annual rate of up to 0.25% of the average daily net asset value of Class A shares.

** “Other Expenses” are based on estimated amounts for the current fiscal year.  Other Expenses may include administrative (networking, omnibus positioning) fees charged by intermediaries with respect to processing orders in Fund shares.

(1) An initial sales charge (load) of up to 5.50% will be applied to share purchases up to $1 million, subject to breakpoint discounts  See Buying and Redeeming Shares – Sales Charge When You Purchase.  If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million. See section titled “Contingent Deferred Sales Charge.”

(2) A CDSC of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million. See section titled “Contingent Deferred Sales Charge.”

(3) ALPS Advisors, Inc. (the “Adviser”) has given a contractual agreement to the Fund to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.15% of the Fund’s average daily net assets.  This agreement is in effect through August 31, 2011 and is reevaluated on an annual basis.  Without this agreement, expenses would be higher.  The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement.  The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

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Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 Year	3 Years

Class A Shares	$685	$995

You would pay the following expenses if you did not redeem your shares:
Class A Shares	$685	$995

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

ORGANIZATION AND MANAGEMENT

Organization of the Fund

The Fund is a series of Financial Investors Trust, a Delaware statutory trust.  The Fund is governed by a Board of Trustees that meets regularly to review the Fund’s investments, performance, expenses and other business affairs.  On or about the Reorganization Date, the Predecessor Fund reorganized into the Fund, a newly organized series of the Trust.  The Predecessor Fund commenced operations on August 10, 1971.

Investment Management

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser had not served as investment adviser to the Predecessor Fund.

The Sub-Adviser

The Adviser has delegated daily management of Fund assets to Wellington Management, who is paid by the Adviser and not the Fund.  The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.  The Sub-Adviser served as investment sub-adviser to the Predecessor Fund.  The Sub-Adviser is a Massachusetts limited liability

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partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2009, Wellington Management had investment management authority with respect to approximately $396 billion in assets.  (The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.)

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.  The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above.  The sub-advisory management fee is paid on a monthly basis.  The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board of Trustees, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.  A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2009.

The Portfolio Manager

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994.  Mr. Chally is primarily responsible for the day-to-day operation of the Fund.  He has been the portfolio manager of the Fund since 2009 and for other clients of the firm for at least the past five years.  The Sub-Adviser has managed the Fund since January 1, 2000.

More information about the portfolio manager’s compensation, other accounts managed by him and his ownership of securities in the Fund is included in the SAI.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The fundamental investment restrictions contained in the Fund’s SAI may not be changed by the Fund’s Board of Trustees without a shareholder vote.  If there is a material change to the Fund’s fundamental investment restrictions, you should consider whether the Fund remains an appropriate investment for you.

PORTFOLIO DISCLOSURE

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities.  A description of the policies and procedures can be found in the Fund’s SAI.

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ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund.  As Administrator, ALPS has agreed:  to assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

ALPS will receive an annual Administrative Fee billed monthly, in the amount of 0.15% of the Fund’s average net assets.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”), an affiliate of ALPS and the Adviser, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.  As Transfer Agent, ALPS has, among other things, agreed to:  issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.  ALPS’ fees for its services as Transfer Agent are included in the Administrative Fee as described above.

PRICING OF FUND SHARES

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value (“NAV”).  The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board.  The Board has delegated certain

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valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time).  For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Sub-Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Sub-Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may

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value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

PURCHASING OF FUND SHARES

The Fund currently offers two classes of shares.  Only Class A shares are offered by this Prospectus.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time).  If the NYSE closes early, you must place your order prior to the actual closing time.  Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund.  Otherwise, you will receive the next business day’s price.

Shares may be purchased, exchanged or redeemed with the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries.  Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account.  Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Distribution and Services (12b-1) Plan for Class A Shares

The Fund has adopted a Distribution and Services Plan (the “Plan”) for its Class A shares. The Plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended.

The Plan allows the Fund to use its Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders.  The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses.

The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class A shares.  Because these fees are paid out of a

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Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges.

The Adviser, Sub-Adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities out of their own resources.  The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to dealers.  The amount of these payments is determined by the Adviser or Sub-Adviser and may be substantial.  These payments are often referred to as “revenue sharing payments.”  The recipients of such payments may include the Distributor, other affiliates of the Adviser, Sub-Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of the Fund.  In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund.  Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund.  Transactions may be processed through the NSCC or similar systems or processed on a manual basis.  These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries.  In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

The minimum investment in Class A shares is $500 for tax-deferred accounts and $2,500 for other accounts.  Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund.  The Fund reserves the right to waive or change minimum and additional investment amounts.

There is no subsequent investment minimum.

Additionally, shareholder accounts that received Fund shares in the reorganization of the Predecessor Fund in exchange for Predecessor Fund shares purchased prior to the Reorganization Date are not subject to the above investment minimums. Rather, those shareholders with such qualifying accounts should see the SAI for more information about the applicable investment minimums.

Sales Charge When You Purchase

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

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Class A Shares:

Purchase Amount	Sales Charge as a Percentage of Offering Price		Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50		4.75
$50,000 but less than $100,000	4.50		3.75
$100,000 but less than $250,000	3.50		2.75
$250,000 but less than $500,000	2.50		2.00
$500,000 but less than $1 million	2.00		1.60
$1 million or greater	0.00	*	0.00

*A CDSC of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million.  See section titled “Contingent Deferred Sales Charge.”

Additionally, shareholder accounts that received Fund shares in the reorganization of the Predecessor Fund in exchange for Predecessor Fund shares purchased prior to the Reorganization Date are not subject to the above sales charges. Rather, those shareholders with such qualifying accounts should see the SAI for more information about the applicable sales charges.

Qualifying for a Reduction or Waiver of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.”  You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

Officers, directors, trustees and employees of the Adviser, the Sub-Adviser and their respective affiliates;

•                  Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the Adviser;

•                  Immediate family members of all such persons as described above; and

•                  Financial intermediary supermarkets and fee-based platforms.

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Right of Accumulation

You may purchase Class A shares of the Fund at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount.  In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge.  The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period.  The term of the Letter of Intent will commence upon the date you sign the Letter of Intent.  You must refer to such Letter when placing orders.  With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•                  trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

•                  solely controlled business accounts; and

•                  single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.

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Contingent Deferred Sales Charge

A contingent deferred sales charge (“CDSC”) of 1% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million.  The Fund reserves the right to waive such charge in certain circumstances.  Please see the SAI for further details.

Additionally, shareholder accounts that received Fund shares in the reorganization of the Predecessor Fund in exchange for Predecessor Fund shares purchased prior to the Reorganization Date are not subject to the above CDSC.  Rather, those shareholders with such qualifying accounts should see the SAI for more information about the applicable sales charges.

HOW SHARES ARE REDEEMED

Redemptions, like purchases, may generally be effected directly through the Fund or through retirement plans, broker-dealers and financial intermediaries.  Please contact your financial intermediary or refer to the appropriate plan documents for details.  Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “Pricing of Fund Shares” above.  A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

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Redemption Fees

The Fund will redeem your Class A shares at the net asset value next determined after your redemption request is received in proper form.  There is no redemption fee charged by the Fund.  However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services.  The Fund reserves the right to impose or change redemption fees.  If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note:  The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY

The Fund does not permit market timing or other abusive trading practices.  The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time.  In addition, the Fund reserves the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this prospectus with respect to disruptive, excessive or short-term trading.  Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same

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account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

INTERNET ADDRESS

The Fund’s web site is located at www.activafunds.com.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS

The Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

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The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAX CONSEQUENCES

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (“the Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.  The Fund also intends to meet certain distribution requirements such that the Fund is not subject to federal income tax in general.

The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes.  Distributions may be taxable at different rates depending on the length of time the fund holds its assets.  Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.  Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.

Shareholders may realize a capital gain or loss when shares are redeemed or exchanged.  For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually.  However, because the tax treatment also depends on the purchase price and a shareholder’s personal tax position, you should also keep your regular account statements to use in determining your tax.

The tax information in this Prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA.  You should consult your tax adviser about the tax consequences of an investment in the Fund.

SHAREHOLDER INQUIRIES

Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account within a tax-exempt retirement and benefits plan should be directed to the Plan Administrator for such plan.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Predecessor Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions).

On or about the Reorganization Date, the Fund intends to commence operations as a member of the Trust by acquiring all assets and liabilities of the Predecessor Fund in a tax-free reorganization.  The information in the table has been derived from the Predecessor Fund’s financial statements, which have been audited by BDO Seidman, LLP, an independent registered public accounting firm, and whose report — along with the Predecessor Fund’s financial statements – is included in the Predecessor Fund’s most recent annual report to shareholders, which is available upon request.

Predecessor Fund Class A

	For the Year Ended December 31,
Per share outstanding for each year	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$9.35	$9.81	$8.65	$8.06	$7.06

Income from investment operations:
Net investment income (loss)	0.08	0.14	0.13	0.09	0.09
Net realized and unrealized gains (losses) on securities	(3.49)	0.09	1.49	0.59	1.00
Total income from investment operations	(3.41)	0.23	1.62	0.68	1.09

Less Distributions:
Dividends from net investment income	0.08	0.14	0.13	0.09	0.09
Dividends in excess of net investment income	—	—	—	—	—
Distributions from capital gains	—	0.55	0.33	—	—
Total Distributions	0.08	0.69	0.46	0.09	0.09

Net Asset Value, End of Year	$5.86	$9.35	$9.81	$8.65	$8.06

Total Return	-36.45%	2.43%	18.80%	8.47%	15.40%

Ratios and Supplemental Data

Net assets, end of year	$53,840,759	$88,679,133	$125,459,119	$132,596,9789	$115,203,837
Ratio of expenses to average net assets	1.5%	1.2%	1.1%	1.2%	1.2%
Ratio of net income (loss) to average net assets	1.1%	1.4%	1.4%	1.1%	1.1%
Portfolio turnover rate	82.9%	51.7%	63.6%	54.4%	103.8%

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Privacy Policy

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•                  Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•                  Account History, including information about the transactions and balances in a customer’s account; and

•                  Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•                  Prior written consent is received;

•                  The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or

•                  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

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ACTIVA VALUE FUND

Additional Information About The Fund

SHAREHOLDER REPORTS

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 1-800-346-2670, by writing the Fund at P.O. Box 2378, Denver, CO, 80201, or by calling your financial consultant.  This information is also available free of charge on the Fund’s website at www.activafunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling (202) 551-8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell their shares.

(Investment Company Act file no. 811-8194)

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ACTIVA VALUE FUND

PROSPECTUS

CLASS I SHARES

July 23, 2009

This Prospectus contains information with respect to Class I shares of Activa Value Fund.  Class I shares are generally available only to employee benefit plans.  The Fund also offers Class A shares, which are available to members of the general public.  Information about Class A shares is contained in the Activa Value Fund’s Prospectus dated July 23, 2009, which is available upon request.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

An investment in the Activa Value Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Activa Value Fund is a series of Financial Investors Trust.

ACTIVA VALUE FUND PROSPECTUS

Contents	Page
Investment Objective
Investment Approach
Risk Factors and Special Considerations
Past Performance
Fees and Expenses of the Fund
Organization and Management
Fundamental Investment Restrictions
Portfolio Disclosure
Administrator, Distributor and Transfer Agent
Pricing of Fund Shares
Purchasing of Fund Shares
How Shares are Redeemed
Market Timing and Excessive Trading Activity
Customer Identification Program
Internet Address
Dividend and Capital Gain Distributions to Shareholders
Tax Consequences
Shareholder Inquiries
Financial Highlights

ACTIVA VALUE FUND (the “Fund”)

This section summarizes the Fund’s principal investment strategies and the principal risks of investing.  See “Risk Factors and Special Considerations” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation.  Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.  While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees may change this objective or the Fund’s investment approach without a shareholder vote.  The Fund will notify you in writing at least sixty (60) days before making any such change.  If there is a material change to the Fund’s investment objective or investment approach, you should consider whether the Fund remains an appropriate investment for you.

INVESTMENT APPROACH

The Fund invests primarily in common stocks of U.S. companies which the Fund’s sub-adviser believes are undervalued by the marketplace.

The Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”), implements the construction of the Fund’s portfolio based upon the analysis and input of the firm’s fundamental and quantitative research teams.  Wellington Management’s fundamental analysts often spend their entire careers covering a single industry.  The Sub-Adviser believes their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which the Sub-Adviser believes are trading at low valuations relative to intrinsic worth and/or historical market levels.  Such stocks are typically called “value stocks.”  In addition, the Sub-Adviser uses an internally developed, quantitative analytical process to complement the Sub-Adviser’s fundamental research.  The quantitative evaluation process uses multiple factors to determine a security’s attractiveness.  Factors used and their relative weights are determined according to demonstrated profitability and consistency, incorporating a long look-back period.  In general, the factors include value and momentum categories and favor stocks that appear to be inexpensive and timely according to the earnings and price momentum factors.  The Sub-Adviser may invest in companies with any market capitalization.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Like any investment, an investment in the Fund is subject to risk, and it is possible to lose money

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by investing in the Fund.  The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

Investment Risks

Information about the principal investment strategies and related risks for the Fund is set forth in this Prospectus.  Additional Information about the Fund’s investment strategies and risks is contained in the Fund’s Statement of Additional Information (“SAI”) which may be obtained without charge by writing or telephoning the Fund.  The Fund’s SAI is also available on the Fund’s website at www.activafunds.com.

Stock Market Risks.  The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.  The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline and you could lose money.  The Fund’s Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

Sector Risks.  Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole.  As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.  Although the Fund does not intend to invest in a particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

Other Risks

Repurchase Agreements and Risks.  The Fund may enter into repurchase agreements, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days, as a non-principal strategy.  The seller’s promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest.  If the seller defaults and the collateral value declines, the Fund may incur a loss.  If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.  The Fund enters into these agreements only with brokers, dealers or banks that meet credit quality standards established by the Sub-Adviser.

Temporary Investments and Risks.  The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture.  Such a defensive position may result in the Fund failing to achieve its investment objective.

Portfolio Turnover.  The length of time the Fund has held a particular security is not generally a consideration in investment decisions.  A change in the securities held by the Fund is known as “portfolio turnover.”  Although the Fund does not engage in active and frequent trading of securities as a primary investment strategy, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements.  Higher portfolio turnover involves

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correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s Fees and Expenses table.  Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary income tax rates when distributed to shareholders who are individuals.  The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Lending of Portfolio Securities’ Risk.  In order to generate additional income, the Fund may lend portfolio securities, on a short-term basis, up to 33 1/3% of the Fund’s total assets to broker/dealers, banks or other institutional borrowers of securities.  The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Trustees and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.  In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Derivative Transactions Risks.  The Fund may trade in derivative contracts to hedge portfolio holdings and for investment purposes.  Hedging activities are intended to reduce various kinds of risks.  For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances.  Hedging activities will not eliminate risk, even if they work as they are intended to.  In addition, these strategies are not always successful and could result in increased expenses and losses to the Fund.  The Fund may trade in the following types of derivative contracts:

Futures Contracts.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made.  Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts.  Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position.  Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.  The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options.  Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time.  A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option.  A put option gives the holder the right to sell the underlying asset to the writer of the option.  The writer of the option receives a payment, or “premium,” from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

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When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manger to predict market conditions based up on certain economic analysis and factors.  There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio.  This may cause the futures contract and any related options to react differently than the portfolio securities to market changes.  In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements.  In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times.  Although the Sub-Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time.  The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

Small- and Medium-Size Company Risk.  To the extent that a Fund invests in small- and mid-capitalization stocks, the Fund is likely to be more volatile than a fund that invests only in large companies.  Small- and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources.  Their securities may trade less frequently and with greater price swings.

The Fund shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

PAST PERFORMANCE

On or about August 24, 2009 (the “Reorganization Date”), the Fund intends to be organized as a successor to the Activa Value Fund, a series of Activa Mutual Fund Trust (the “Predecessor Fund”).  The investment sub-adviser to the Predecessor Fund is the Sub-Adviser to the Fund, and the Fund has engaged a new entity, ALPS Advisors, Inc., as investment adviser to provide investment oversight.  As the Fund has just recently commenced investment operations as part of the Financial Investors Trust (the “Trust”), performance information will not become available until the Fund has completed a full calendar year of operations within the Trust.  The historical performance and financial highlight information shown below and throughout this Prospectus reflects the historical information for the Predecessor Fund, which had an identical investment objective and identical investment strategies as the Fund.  The performance and financial highlights information relates to the Class R shares of the Predecessor Fund (which is structurally identical to the Class I shares of the Fund) and illustrates how the Predecessor Fund’s performance has varied from year to year and by comparing the Predecessor Fund’s performance with that of a comparable market index.  As with all mutual funds, performance information represents only past performance (before and after taxes) and is not an indication of future results.

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Calendar Year Annual Returns

Predecessor Fund-Class R Shares

Best Quarter:  2Q 2003 17.65%

Worst Quarter:  4Q 2008 -21.03%

The following table compares the Predecessor Fund’s average annual total returns over time to those of the Russell 1000 Value Index (“Value Index”) and the Standard and Poor’s 500 Stock Index (“S&P 500”).

Average Annual Total Returns
(for periods ended December 31, 2008*)

	One Year	Five Years	Ten Years
Predecessor Fund-Class R
Return Before Taxes	-36.38%	-0.56%	0.21%
Russell 1000 Value Index**	-36.85%	-0.79%	1.36%
S&P 500**	-36.99%	-2.19%	-1.38%

*                               After-tax return information of the Predecessor Fund is not provided because the Predecessor Fund’s Class R shares were permitted to omit after-tax return information based on the offering of Class R shares exclusively to certain non-taxable and tax-deferred investors.

**                        The Russell 1000 Value Index represents a composite of value stocks representative of the Fund’s investment objective and strategies, which is compiled independently by the Frank Russell Companies.  The S&P 500 represents an unmanaged index

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generally representative of the U.S. stock market.  Neither index is impacted by Fund operating expenses or reduced for federal income tax.

Past performance, before and after taxes, is not a prediction of future results.

FEES AND EXPENSES OF THE FUND

The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Class I shares of the Fund.  Expense information shown reflects estimated annualized expenses the Fund expects to incur during its initial fiscal year.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load)	None
Maximum sales charge on purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge on Redemptions	None
Redemption Fee (as a percentage of exchange price or amount redeemed)	None

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	0.95%
Distribution and Service (12b-1) Fees*	None
Other Expenses**	0.33%
Total Annual Fund Operating Expenses	1.28%
Fee Waiver and Expense Reimbursement	0.13	%(1)
Net Annual Fund Operating Expenses	1.15	%(1)

* “Other Expenses” are based on estimated amounts for the current fiscal year.  Other Expenses may include administrative (networking, omnibus positioning) fees charged by intermediaries with respect to processing orders in Fund shares.

(1) ALPS Advisors, Inc. (the “Adviser”) has given a contractual agreement to the Fund to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses, to 1.15% of the Fund’s average daily net assets.  This agreement is in effect through August 31, 2011 and is reevaluated on an annual basis.  Without this agreement, expenses could be higher.  The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant  agreement.  The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred.

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Example

This example helps you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

Number of Years You Own Your Shares	1 Year	3 Years

Class I Shares	$117	$393

You would pay the following expenses if you did not redeem your shares:
Class I Shares	$117	$393

ORGANIZATION AND MANAGEMENT

Organization of the Fund

The Fund is a series of Financial Investors Trust, a Delaware statutory trust.  The Fund is governed by a Board of Trustees that meets regularly to review the Fund’s investments, performance, expenses and other business affairs.  On or about the Reorganization Date the Predecessor Fund reorganized into the Fund, a newly organized series of the Trust.  The Predecessor Fund commenced operations on August 10, 1971.

Investment Management

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser had not served as investment adviser to the Predecessor Fund.

The Sub-Adviser

The Adviser has delegated daily management of Fund assets to Wellington Management, who is paid by the Adviser and not the Fund.  The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board.  The Sub-Adviser served as investment sub-adviser to the Predecessor Fund.   The Sub-Adviser is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

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Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of March 31, 2009, Wellington Management had investment management authority with respect to approximately $396 billion in assets.  (The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.)

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.  The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above.  The sub-advisory management fee is paid on a monthly basis.  The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms.  The Board of Trustees, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.  A discussion regarding the basis for the Board of Trustees’ approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2009.

The Portfolio Manager

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994.  Mr. Chally is primarily responsible for the day-to-day operation of the Fund.  He has been the portfolio manager for the Fund since 2009 and for other clients of the firm for at least the past five years.  The Sub-Adviser has managed the Fund since January 1, 2000.

More information about the portfolio manager’s compensation, other accounts managed by him and his ownership of securities in the Fund is included in the SAI.

FUNDAMENTAL INVESTMENT RESTRICTIONS

The fundamental investment restrictions contained in the Fund’s SAI may not be changed by the Fund’s Board of Trustees without a shareholder vote.  If there is a material change to the Fund’s fundamental investment restrictions, you should consider whether the Fund remains an appropriate investment for you.

PORTFOLIO DISCLOSURE

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities.  A description of the policies and procedures can be found in the Fund’s SAI.

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ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to an Administration, Bookkeeping and Pricing Services Agreement (the “Administration Agreement”), ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund.  As Administrator, ALPS has agreed:  to assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

ALPS will receive an annual Administrative Fee billed monthly, in the amount of 0.15% of the Fund’s average net assets.

Distributor

ALPS Distributors, Inc. (“ADI” or the “Distributor”), an affiliate of ALPS and the Adviser, with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as Distributor.  ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.  As Transfer Agent, ALPS has, among other things, agreed to:  issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.  ALPS’ fees for its services as Transfer Agent are included in the Administrative Fee described above.

PRICING OF FUND SHARES

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s net asset value (“NAV”).  The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board.  The Board has delegated certain

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valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday).  The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays:  New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time).  For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.  In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies.  The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments.  Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value.  If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Sub-Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.  Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers).  The Fund may also use fair value procedures if the Sub-Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated.  In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.  A fund that uses fair value to price securities may

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value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

PURCHASING OF FUND SHARES

The Fund currently offers two classes of shares.  Only Class I shares are offered by this Prospectus.

Class I shares are generally available only to employee benefit plans.  These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403 and 457 of the Internal Revenue Code, as amended (the “Code”); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.  Retirement plans maintained pursuant to Section 401 of the Code generally include 401(k) plans, profit sharing plans, money purchase pension plans and defined benefit plans.  Retirement plans maintained pursuant to Section 403 of the Code must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class I shares.  Class I shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund.  Transactions may be processed through the NSCC or similar systems or processed on a manual basis.  These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries.  In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

There is no minimum investment for Class I shares.  The Fund reserves the right to impose or change minimums and additional investment amounts.  If investment minimums are imposed in the future, the Fund reserves the right to waive such investment minimums.

HOW SHARES ARE REDEEMED

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries.  Please contact your financial intermediary or refer to the

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appropriate plan documents for details.  Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees.  Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days.  Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application.  Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund.  A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “Pricing of Fund Shares” above.  A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

The Fund will redeem your Class I shares at the net asset value next determined after your redemption request is received in proper form.  There is no redemption fee charged by the Fund.  However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services.  The Fund reserves the right to impose or change redemption fees.  If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note:  The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

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Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum.  The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

The Fund does not issue share certificates.

MARKET TIMING AND EXCESSIVE TRADING ACTIVITY

The Fund does not permit market timing or other abusive trading practices.  The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time.  In addition, the Fund reserves the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this prospectus with respect to disruptive, excessive or short-term trading.  Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance.

The Board has adopted policies and procedures designed to deter frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day.  In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund.  Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund.  Further, identification of abusive traders may also be limited by operational systems and technical limitations.  To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

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Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities.  Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity.  If this information is not provided, the Transfer Agent may not be able to open your account.  If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

INTERNET ADDRESS

The Fund’s web site is located at www.activafunds.com.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS TO SHAREHOLDERS

The Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income the Fund receives from its investments and include distributions of short-term capital gains.  Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

The Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes.  Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice.  You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAX CONSEQUENCES

The Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code (“the Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains distributed to

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shareholders.  The Fund also intends to meet certain distribution requirements such that the Fund is not subject to federal income tax in general.

The Fund will make distributions of ordinary income and capital gains that will be taxable to shareholders, and subsequently, relieve the Fund of all federal income taxes.  Distributions may be taxable at different rates depending on the length of time the fund holds its assets.  Distributions, whether in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.  Shareholders will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by the Fund during the calendar year.

Shareholders may realize a capital gain or loss when shares are redeemed or exchanged.  For most types of accounts, the Fund will report the proceeds of redemptions to shareholders and the IRS annually.  However, because the tax treatment also depends on the purchase price and a shareholder’s personal tax position, you should also keep your regular account statements to use in determining your tax.

The tax information in this Prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA.  You should consult your tax adviser about the tax consequences of an investment in the Fund.

SHAREHOLDER INQUIRIES

Shareholder inquiries regarding the Fund should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of the Prospectus. Inquiries relating to a specific account within a tax-exempt retirement and benefits plan should be directed to the Plan Administrator for such plan.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Predecessor Fund’s financial performance for the past five years.  Certain information reflects financial results for a single Predecessor Fund share.  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Predecessor Fund (assuming reinvestment of all dividends and distributions).

On or about the Reorganization Date, the Fund intends to commence operations as a member of the Trust by acquiring all assets and liabilities of the Predecessor Fund in a tax-free reorganization.  The information in the table has been derived from the Predecessor Fund’s financial statements, which have been audited by BDO Seidman, LLP, an independent registered public accounting firm, and whose report – along with the Predecessor Fund’s financial statements – is included in the Predecessor Fund’s most recent annual report to shareholders, which is available upon request.

Predecessor Fund Class R

	For the Year Ended December 31,
Per share outstanding for each year	2008	2007	2006	2005	2004

Net Asset Value, Beginning of Year	$9.41	$9.86	$8.69	$8.10	$7.09

Income from investment operations:
Net investment income (loss)	0.09	0.15	0.14	0.10	0.08
Net realized and unrealized gains (losses) on securities	(3.52)	0.10	1.50	0.59	1.01
Total income from investment operations	(3.43)	0.25	1.64	0.69	1.09

Less Distributions:
Dividends from net investment income	0.09	0.15	0.14	0.10	0.08
Dividends in excess of net investment income	—	—	—	—	—
Distributions from capital gains	—	0.55	0.33	—	—
Total Distributions	0.09	0.70	0.47	0.10	0.08

Net Asset Value, End of Year	$5.89	$9.41	$9.86	$8.69	$8.10

Total Return	-36.38%	2.59%	18.89%	8.52%	15.44%

Ratios and Supplemental Data

Net assets, end of year	$3,658,401	$5,421,569	$4,956,094	$4,263,646	$3,528,806
Ratio of expenses to average net assets	1.4%	1.1%	1.1%	1.1%	1.2%
Ratio of net income (loss) to average net assets	1.3%	1.4%	1.4%	1.2%	1.4%
Portfolio turnover rate	82.9%	51.7%	63.6%	54.4%	103.8%

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Privacy Policy

The Fund collects nonpublic personal information about its customers(1) from the following sources:

•                  Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;

•                  Account History, including information about the transactions and balances in a customer’s account; and

•                  Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

The Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•                  Prior written consent is received;

•                  The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or

•                  The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1) For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

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ACTIVA VALUE FUND

Additional Information About The Fund

SHAREHOLDER REPORTS

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments.  These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The statement of additional information provides more detailed information about the Fund.  It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address.  Contact the Transfer Agent if you do not want this policy to apply to you.

HOW TO OBTAIN ADDITIONAL INFORMATION

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 1-800-346-2670, by writing the Fund at P.O. Box 2378, Denver, CO, 80201, or by calling your financial consultant.  This information is also available free of charge on the Fund’s website at www.activafunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.  You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102.  Information about the public reference room may be obtained by calling (202)-551-8090.  You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this prospectus, you should not rely upon that information.  Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell their shares.

(Investment Company Act file no. 811-8194)

17

July 23, 2009

STATEMENT OF ADDITIONAL INFORMATION

ACTIVA VALUE FUND

(Class A & I Shares)

P.O. Box 2378

Denver, CO 80201

The Activa Value Fund (the “Fund”) is a diversified investment portfolio of the Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s prospectuses dated July 23, 2009, as supplemented from time to time (the “Prospectus”).  Each share class is offered in a separate prospectus.  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 1-800-346-2670.

Effective on or about August 24, 2009 (the “Reorganization Date”), the Fund intends to be organized as a successor to the Activa Value Fund, a series of the Activa Mutual Fund Trust (the “Predecessor Fund”).  The Annual Report for the Predecessor Fund’s fiscal year ended December 31, 2008 is incorporated by reference in this SAI and can be obtained free of charge by calling 1-800-346-2670.

Page
Organization of the Fund
Objectives, Policies and Restrictions on the Fund’s Investments
Information Concerning Certain Investment Techniques
Portfolio Transactions and Brokerage Allocation
Proxy Voting Policies and Procedures
Principal Shareholders
Disclosure of Portfolio Holdings
Trustees and Officers of the Fund
Investment Manager
Portfolio Managers
Plan of Distribution & Principal Underwriter
Administrator
Transfer Agent
Custodian
Auditors
Counsel
Pricing of Fund Shares
Purchase & Redemption of Shares
Taxes
Appendix A – Sub-Adviser’s Proxy Voting Policies and Procedures

ORGANIZATION OF THE FUND

The Prospectus discusses the investment objectives of the Activa Value Fund (the “Fund”), as well as the strategies it employs to achieve those objectives.  The Fund is a diversified investment portfolio of the Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust.  The Predecessor Fund commenced operations on August 10, 1971.  The discussion below supplements the information set forth in the Prospectus under “Investment Objective,” “Investment Approach,” and “Risk Factors and Special Considerations.”  References herein to the manager shall mean ALPS Advisors, Inc. (the “Adviser” or “AAI”) or its designee, Wellington Management Company, LLP (the “Sub-Adviser”).

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of three separate portfolios or series.  The Board may establish additional series in the future.  The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters.  Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the Investment Company Act of 1940, as amended (the “1940 Act”), in which case all shares will be voted in the aggregate.  For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund.  Additionally, approval of the Investment Advisory Contract and Management Contracts are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund.  The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so.  However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.  The Trust

Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series.  However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OBJECTIVES, POLICIES AND RESTRICTIONS ON THE FUND’S INVESTMENTS

The primary investment objective of the Fund is capital appreciation.  The Fund invests primarily in common stock of U.S. companies which the Fund’s Sub-Adviser believes are undervalued by the marketplace.  Income may be a factor in portfolio selection but is secondary to the principal objective.  The Fund’s policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

Fundamental Investment Restrictions

The following is a description of restrictions on the investments to be made by the Fund.  The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities.  Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as the Fund’s investment objective and each other investment restriction set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Fund’s Board.  The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund may not:

*(1) Make any investment inconsistent with the Fund’s classification as a diversified investment company under the 1940 Act;

*(2) Purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

*(3) Issue senior securities, except as permitted under the 1940 Act or any rule, order or interpretation thereunder;

*(4) Borrow money, except to the extent permitted by applicable law;

*(5) Act as an underwriter of securities of other issuers except to the extent that the Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act;

*(6) Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate;

*(7) Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interests rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

*(8) May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

Non-Fundamental Investment Restrictions

The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund’s Trustees.  These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the Fund’s total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund’s total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

In view of the Fund’s investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate.  Securities will be disposed of in situations where, in management’s opinion, such potential is no longer feasible or the risk of decline in the market price is too great.  Therefore, in order to achieve the Fund’s objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held.  Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES

Derivatives

The Fund may buy and sell certain types of derivatives, such as options, futures contracts, options on futures contracts, and swaps under circumstances in which such instruments are expected by the “Sub-Adviser”) to aid in achieving the Fund’s investment objective.  The Fund may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.  Derivatives, such as options, futures contracts, options on futures contracts, and swaps enable the Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index).  The Fund may also use strategies which involve simultaneous short and long positions in response to specific market conditions, such as where the Sub-Adviser anticipates unusually high or low market volatility.

The Sub-Adviser may enter into derivative positions for the Fund for either hedging or non-hedging purposes.  The term hedging is applied to defensive strategies designed to protect the Fund from an expected decline in the market value of an asset or group of assets that the Fund owns (in the case of a short hedge) or to protect the Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge). Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to profit from (i) an expected decline in the market value of an asset or group of assets which the Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire. Information about specific types of instruments is provided below.

Future Contracts

Futures contracts are publicly traded contracts to buy or sell an underlying asset or group of assets, such as a currency or an index of securities, at a future time at a specified price.  A contract to buy establishes a long position while a contract to sell establishes a short position.  The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index.  The Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant effecting the futures transaction an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.  Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction.  Rather, the initial margin is like a performance bond or good faith deposit on the contract.  Subsequent payments (called “maintenance margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates.  This process is known as “marking to market.”  For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset.  Conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.  At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund’s position in the futures contract.  A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.  While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.  In transactions establishing a long position in a futures contract, liquid assets equal to the face value of the futures contract will be identified by the Fund to the Trust’s custodian for maintenance in a separate account to ensure that the use of such futures contracts is unleveraged.  Similarly, liquid assets having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position.  The Fund will utilize such assets and methods of cover as appropriate under applicable exchange and regulatory policies.

Options

The Fund may use options to implement its investment strategy.  There are two basic types of options: “puts” and “calls.”  Each type of option can establish either a long or a short position, depending upon whether the Fund is the purchaser or the writer of the option.  A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.  Purchased options have defined risk, that is, the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.  In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer).  Written options have varying degrees or risk.  An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration.  This risk is tempered when the call option is covered, that is when the option writer owns the underlying asset.  In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss.  A written put option has defined risk, that is, the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.  The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires.  To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.  Among the options which the Fund may enter are options on securities indices.  In general, options on indices of securities are similar to options on the securities themselves except that delivery requirements are different.  For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price.  The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.  As with options on equity securities, or futures contracts, the Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.  A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index.  In connection with the use of such options, the Fund may cover its position by identifying liquid assets having a value equal to the aggregate face value of the option position taken.

Options on Futures Contracts

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a future contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Limitations and Risks of Options and Futures Activity

The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such non hedging purposes would exceed 5% of the market value of the Fund’s net assets.  The Fund applies a similar policy to options that are not commodities. As noted above, the Fund may engage in both hedging and non hedging strategies.  Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective.  The Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options. Non hedging strategies typically involve special risks.  The profitability of the Fund’s non hedging strategies will depend on the Sub-Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.  Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.  Derivatives markets also are often less liquid than the market for the underlying asset or group of assets.  Some positions in futures and options may be closed out only on an exchange which provides a secondary market thereof.  There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time.  Thus, it may not be possible to close such options or futures positions prior to maturity.  The inability to close options and futures positions also could have an adverse impact on the Fund’s ability to effectively carry out their derivative strategies and might, in some cases, require the Fund to deposit cash to meet applicable margin requirements.  The Fund will enter into an option or futures position only if it appears to be a liquid investment.

Short Sales Against the Box

The Fund may effect short sales, but only if such transactions are short sale transactions known as short sales “against the box.”  A short sale is a transaction in which the Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security.  A short sale against the box is a short sale where the Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio.  The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Swap Arrangements

The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below.  In an interest rate swap the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount.  In a currency swap the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices.  Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed upon interest rate or amount.  A collar combines a cap and a floor. The Fund may enter credit protection swap arrangements involving the sale by the Fund of a put option on a debt security which is exercisable by the buyer upon certain events, such as a default by the referenced creditor on the underlying debt or a bankruptcy event of the creditor.  Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts.  In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund’s accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund’s obligations.  These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of the Fund’s portfolio.  However, the Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by the Commodities Futures Trading Commission for entities which are not commodity pool operators, such as the Fund.  In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty.  The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions.  The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop.  The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used.  Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Repurchase Agreements

The Fund may enter into repurchase agreements.  Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase.  The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired-security.  The Fund will only enter into repurchase agreements involving U.S. Government securities.  Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Repurchase agreements will be limited to 30% of the Fund’s net assets, except that repurchase agreements extending for more than seven days when combined with any other illiquid securities held by the Fund will be limited to 15% of the Fund’s net assets.  To the extent excludable under relevant regulatory interpretations, repurchase agreements involving U.S. Government securities are not subject to the Fund’s investment restrictions which otherwise limit the amount of the Fund’s total assets which may be invested in one issuer or industry.

Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements.  However, the Fund may not engage in reverse repurchase agreements in excess of 5% of the Fund’s total assets.  In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument’s market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate.  The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.  When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund’s records at the trade date and maintained until the transaction is settled.

When-Issued Securities

The Fund may purchase “when-issued” securities, which are traded on a price or yield basis prior to actual issuance.  Such purchases will be made only to achieve the Fund’s investment objective and not for leverage.  The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable.  A frequent form of when-issued trading occurs when corporate securities to be created by a merger of companies are traded prior to the actual consummation of the merger.  Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance.  The Trust’s custodian will establish a segregated account when the Fund purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments.  Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Restricted Securities

It is the Fund’s policy not to make an investment in restricted securities, including restricted securities sold in accordance with Rule 144A under the Securities Act of 1933 (“Rule 144A Securities”) if, as a result, more than 35% of the Fund’s total assets are invested in restricted securities, provided not more than 10% of the Fund’s total assets are invested in restricted securities other than Rule 144A Securities. Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined in accordance with methods adopted by the Trustees.  Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades.  Investments in Rule 144A Securities could have the effect of increasing the level of the Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities.  Also, the Fund may be adversely impacted by the subjective valuation of such securities in the absence of a market for them.  Restricted securities that are not subject to resale under Rule 144A may be subject to risks of illiquidity and subjective valuations to a greater degree than Rule 144A Securities.

Foreign Investments

The Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly or indirectly in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”) or similar instruments.  Under current policy, however, the Fund limits such investments, including ADRs and EDRs, to a maximum of 35% of its total assets. ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issues by a foreign corporation or other entity.  EDRs are receipts issued in Europe which evidence a similar ownership arrangement.  Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets.  The underlying securities are not always denominated in the same currency as the ADRs or EDRs.  Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.  ADRs are available through facilities which may be either “sponsored” or “unsponsored.”  In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository’s fees, and usually agrees to provide shareholder communications.  In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository.  Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs.  More and higher fees are generally charged in an unsponsored program compared to a sponsored facility.  Only sponsored ADRs may be listed on the New York or American Stock Exchanges.  Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S.

markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange based trading.  The Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.  The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers.  Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers.  These risks are usually higher in less-developed countries.  Such countries include countries that have an emerging stock market on which trade a small number of securities and/or countries with economies that are based on only a few industries.  The Fund may invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Sub-Adviser.  However, it is anticipated that a majority of the foreign investments by the Fund will consist of securities of issuers in countries with developed economies.

Currency Transactions

The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies.  The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies.  The Fund’s dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions.  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  In entering a forward currency contract, the Fund is dependent upon the creditworthiness and good faith of the counterparty.  The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions.  Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund.  This method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities.  It simply establishes a rate of exchange that can be achieved at some future point in time.  Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Securities Lending

The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets.  The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of any loaned securities plus accrued interest.  Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in unaffiliated mutual funds with quality short-term portfolios, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or certain unaffiliated mutual funds, irrevocable stand-by letters of credit issued by a bank, or repurchase agreements, or other similar investments.  The investment of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund’s outstanding securities.  Such loans may be terminated at anytime.  The Fund may receive a lending fee and will retain rights to dividends, interest or other distributions, on the loaned securities.  Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired.  Should the borrower of the securities fail financially, there is a risk of delay in recovery which are deemed by the Sub-Adviser or its agents to be of good financial standing.

Short-Term Trading

The Fund may engage in short-term trading of securities and reserves full freedom with respect to portfolio turnover.  In periods where there are rapid changes in economic conditions and security price levels or when reinvestment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant.  A high portfolio turnover rate may involve greater transaction costs, relative to other funds in general, and may have tax and other consequences.

Temporary and Defensive Investments

The Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes.  The Fund will adopt a temporary defensive position when, in the opinion of the Sub-Adviser, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund’s other investment policies.  The types of short-term instruments in which the Fund may invest for such purposes include short-term money market securities, such as repurchase agreements, and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers’ acceptances of certain qualified financial institutions and corporate commercial paper, which at the time of purchase are rated at least within the “A” major rating category by Standard & Poor’s Corporation (“S&P”) or the “Prime” major rating category by Moody’s Investor’s Service, Inc. (“Moody’s”), or if not rated, issued by companies having an outstanding long-term unsecured debt issued rated at least within the “A” category by S&P or Moody’s.

Industry Classifications

For purposes of fundamental investment restrictions regarding industry concentration, the Sub-Adviser may classify by industry in accordance with classification set forth in the Directory of

Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if the Sub-Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issue make it more appropriately considered to be engaged in a different industry, the Sub-Adviser may classify accordingly.  For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of the parents.

Other Investment Companies

The Fund may invest in unaffiliated investment companies such as open- or closed-end management investment companies, hub and spoke (master/feeder) funds, pooled accounts or other similar collective investment vehicles, as permitted under Section 12(d)(1) of the 1940 Act.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1).

In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of exchange-traded funds (“ETFs”). Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1).  Under the 1940 Act, absent specific exemptive relief, a Fund may not: (i) acquire more than 3% of the voting securities of any other investment company, (ii) invest more than 5% of its total assets in securities of any one investment company, and (iii) invest more than 10% of its total assets in securities of all investment companies.

Similarly, other investment companies may invest in the Fund.  Other investment companies that invest in the Fund may hold significant portions of the Fund and materially affect the sale and redemption of Fund shares and the Fund’s portfolio transactions.

Debt Instruments and Permitted Cash Investments

The Fund may invest in long-term and short-term debt securities.  Certain debt securities and money market instruments in which the Fund may invest are described below.

U.S. Government and Related Securities

U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein.  The U.S. Government securities in which the Fund invests include, among others:

•                  direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

•                  obligations of U.S. Government agencies or instrumentalities, such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

•                  obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities.  Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury.  Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Bank, the Federal Farm Credit Bank, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.  Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank.  Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.  U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury.  The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) program.  Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.  Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms.  Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts.  These custodial receipts are known by various names, including “Treasury Receipts” (“TRs”), “Treasury Investment Growth Receipts” (TIGRs”) and “Certificates of Accrual on Treasury Securities (“CATS”), and may be deemed U.S. Government securities.  The Fund may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

Bank Money Investments

Bank money investments include, but are not limited to, certificates of deposit, bankers’ acceptances and time deposits.  Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.  A banker’s acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods).  A banker’s acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank.  The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation (“FDIC”), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million.  The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.  U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities.  They are chartered and regulated either federally or under state law.  U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia.  U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance.  Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance.  Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

Short-Term Corporate Debt Instruments

Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument.  Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

Zero and Step Coupon Securities

Zero and step coupon securities are debt securities that may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity.  Their return consists of the amortization of the discount between their purchase price and their maturity value, plus in the case of a step coupon, any fixed rate interest income.  Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund.  The Fund will be required to distribute all or substantially all of such amounts annually to its shareholders.  These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities.  The market value of such securities may be more volatile than that of securities which pay interest at regular intervals.

Commercial Paper Ratings

Commercial paper investments at the time of purchase will be rated within the “A” major rating category by S&P or within the “Prime” major rating category by Moody’s, or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least within the “A” category by S&P or by Moody’s.  The money market investments incorporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least within the “A” category by S&P or within the “Prime” category by Moody’s, within comparable categories of other rating agencies or considered to be of comparable quality by the Sub-Adviser.  Commercial paper rated within the “A” category (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements.  Long-term senior debt is rated within the “A” category or better, although in some cases credits within the “BBB” category may be allowed.  The issuer has access to at least two additional channels of borrowing.  Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances.  Typically, the issuer’s industry is well established and the issuer has a strong position within the industry.  The reliability and quality of management are unquestioned.  The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

The rating Prime is the highest commercial paper rating category assigned by Moody’s.  Among the factors considered by Moody’s  in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.  These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3. In the event the lowering of ratings of debt instruments held by the Fund by applicable rating agencies results in a material decline in the overall quality of the Fund’s portfolio, the Sub-Adviser will review the situation and take such action as they deem in the best interests of the Fund’s shareholders, including, if necessary, changing the composition of the portfolio.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

It is the policy of the Fund when purchasing and selling portfolio securities to obtain the highest possible price on sales and the lowest possible price on purchases of securities, consistent with the best execution of portfolio transactions. ALPS Advisors, Inc. (the ‘‘Investment Adviser’’) or the Sub-Adviser will select the brokers and resulting allocation of brokerage commission; but, the Investment Adviser’s practice is subject to review by the Board of Trustees of the Fund.

The Investment Adviser and Sub-Adviser, in effecting purchases and sales of portfolio securities for the account of the Fund, will implement the Fund’s policy of seeking best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm’s professional services which include execution, clearance procedures, wire service quotations, research information, statistical, and other services provided to the Fund, Adviser, and the Sub-Adviser. Any research benefits derived by the Sub-Adviser are available to all clients of the Sub-Adviser. Since research information, statistical and other services are only supplementary to the research efforts of the Sub-Adviser and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce expenses.

Also, subject to the policy of seeking best price and execution of orders, certain Fund expenses may be paid through the use of directed brokerage commissions. While the Sub-Adviser will be primarily responsible for the placement of the Fund’s business, the policies and practices in this regard must be consistent with the foregoing.

The Sub-Adviser furnishes investment advice to other clients. The other accounts may also make investments in the same investment securities and at the same time as the Fund. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to amount and price in a manner considered equitable to each, so that each receives, to the extent practicable, the average price of such transactions, which may or may not be beneficial to the Fund. The Board of Trustees of the Fund believes that the benefits of the Sub-Adviser’s organization out weigh any limitations that may arise from simultaneous transactions.

The Fund may acquire securities of brokers who execute the Fund’s portfolio transactions.

As of December 31, 2008, the Predecessor Fund owned common stock of Bank of America with a market value of $930,857; common stock of Goldman Sachs with a market value of $1,029,558; common stock of JP Morgan Chase with a market value of $838,698; and common stock of Morgan Stanley with a market value of $498,844. Bank of America, Goldman Sachs, JP Morgan Chase, and Morgan Stanley are considered regular brokers for the Fund.

During the years ended December 31, 2008, 2007 and 2006, the Predecessor Fund paid total brokerage commissions on purchase and sale of portfolio securities of $51,952, $41,077 and $65,063, respectively. Transactions in the amount of $120,415,925, involving commissions of approximately $47,713, were directed to brokers because of research services provided during 2008.  During the calendar year ended December 31, 2008, the portfolio turnover rate was 82.9%, which was an increase over the previous year’s rate of 51.7%.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Sub-Adviser, the Board has approved delegating proxy voting discretion to the Sub-Adviser believing that the Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix A is the summary of the guidelines and procedures that the Sub-Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Sub-Adviser or any affiliated person of the Fund or the Sub-Adviser, on the other.  This summary of the guidelines gives a general indication as to how the Sub-Adviser will vote proxies relating to portfolio securities on each issue listed.  However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason, there may be instances in which votes may vary from the guidelines presented.  Notwithstanding the foregoing, the Sub-Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives.   When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (1) upon request, by calling 1-800-346-2670 and (2) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

As of July 10, 2009, prior to the reorganization of the Predecessor Fund into Activa Value Fund, the following shareholders owned 5% or more of Class A shares of the Predecessor Fund:

	Shareholder Name and Address	Percentage Interest	Type of Ownership
Class A Shares	Amway Investment Corp.	30.39%	Beneficial
	Mail Code S6-3T
	7575 E. Fulton Rd.
	Ada, MI 49355

As of July 10, 2009, no shareholders owned of record or beneficially 5% or more of the outstanding shares of Class R shares of the Predecessor Fund.  To the knowledge of the Fund, no other shareholder owned 5% or more of the outstanding shares of the Predecessor Fund as of July 10, 2009.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by the Fund. The disclosure policy currently authorizes quarterly dissemination of full holdings of the Fund with a sixty (60) day lag.  However, the policy and procedures set forth above do not prevent the sharing of the Fund’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for service providers, which includes but are not limited to the Adviser, Sub-Adviser, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Fund to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for rating agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in Portfolio securities;

(5) Disclosures to the Fund’s or service providers’ regulatory authorities, accountants or counsel; and

(6) Disclosures to the Sub-Adviser of the Fund of compiled data concerning accounts managed by the Adviser or Sub-Adviser.

The full holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six-month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided.  These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board of Trustees will periodically review the list of entities that have received holdings of the Fund to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of the Fund’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Portfolio’s holdings.

The Sub-Adviser shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Sub-Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily

Wellington Management Company, LLP (Sub-Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

Union Bank, N.A. (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

Brown Brothers Harriman & Co.	Daily	None	Daily	Daily

FactSet Research Systems Inc.	Daily	None	Daily	Daily

Investment Technology Group, Inc.	Weekly	None	Weekly	Weekly

Broadridge Financial Solutions, Inc.	Daily	None	Daily	Daily

State Street Bank and Trust Company	Daily	None	Daily	Daily

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Sub-Adviser or to the Fund’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Sub-Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service

Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the manager believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Fund or the Chief Executive Officer of the Sub-Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

TRUSTEES AND OFFICERS OF THE FUND

The business and affairs of the Fund are managed under the direction of its Board of Trustees (the “Board”).  The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent.  The day-to-day operations of the Fund are delegated to the Fund’s manager and administrator.

The name, address, age, and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee
Mary K. Anstine, age 68	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	11

Ms. Anstine is a Trustee of ALPS ETF Trust (2 funds); Financial Investors Variable Insurance Trust (5 funds); ALPS Variable Insurance Trust (1 fund); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., age 79	Trustee and Interim Chairman	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	3	None.

Jeremy W. Deems, age 32	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees.	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company from 2004 to June 2007. Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	6	Mr. Deems is a Trustee of ALPS ETF Trust (2 funds); and ALPS Variable Insurance Trust (1 fund); and Reaves Utility Income Fund (1 fund)

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Edmund J. Burke, age 48	President	Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”). Mr. Burke and was President of AAI, ADI, ALPS and FDI (2001-2008). Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is President of the Reaves Utility Income Fund (since 2004); President of the Financial Investors Variable Insurance Trust (since 2006); Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

Jeremy O. May, age 38	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.

Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust and Reaves Utility Income Fund. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 47	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.

Ms. Legg joined ALPS as Associate Counsel in October 2007. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 – 2004) and at Patton Boggs LLP (2004 – 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Westcore Trust and Assistant Secretary of the Stone Harbor Investment Funds and the WesMark Funds.

Name, Address* & Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Michael Akins, age 32	Chief Compliance Officer (“CCO”)	Mr. Akins was appointed CCO of the Trust at the June 13, 2006 meeting of the Board of Trustees.

Mr. Akins joined ALPS as Deputy Compliance Officer in April 2006. Prior to joining ALPS, Mr. Akins served as Compliance Officer and AVP for UMB Financial Corporation. Before joining UMB, Mr. Akins served as an account manager for State Street Corporation. Because of his affiliation with ALPS and ADI, Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins is currently the CCO of ALPS Variable Insurance Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, the Clough Global Equity Fund, and the ALPS ETF Trust.

Kimberly R. Storms, age 36	Assistant Treasurer	Kim Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.

Ms. Storms is Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO  80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or Wellington Management Company, LLP provides investment advisory services.

None of the Independent Trustees own securities in the Adviser, Sub-Adviser or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser, Sub-Adviser or Distributor.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Independence Standards Board Standard No. 1.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman) and Moran.  The Audit Committee met twice during the fiscal year ended April 30, 2009.

Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust and in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems and Moran.  The Nominating and Corporate Governance Committee of the Board met twice during the fiscal year ended April 30, 2009.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular the Board and its Independent Trustees will consider each nominee’s integrity, educational, professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2008, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None
Jeremy W. Deems	None	None
John R. Moran, Jr.	None	None

Remuneration of Trustees.  The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting.  The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.  For the fiscal year ended April 30, 2009, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Mary K. Anstine, Trustee	$17,500	$0	$0	$89,000
Jeremy W. Deems, Trustee	$17,500	$0	$0	$49,000
John R. Moran, Jr., Trustee and Interim Chairman	$17,500	$0	$0	$17,500

* The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or Wellington Management Company, LLP provides investment advisory services.

No officer, trustee or employee of the manager or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs.  The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser.  The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.  The Adviser is an affiliate of ALPS, who serves as administrator and transfer agent to the Fund, and ADI, who serves as Distributor to the Fund.

The Adviser has delegated daily management of Fund assets to a sub-adviser, Wellington Management Company, LLP (the “Sub-Adviser” or “Wellington Management”), who is paid by the Adviser and not the Fund.  The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations, and investment guidelines established by the Adviser and the Board.  The Sub-Adviser’s principal address is 75 State Street, Boston, Massachusetts 02109.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets.  The management fee is paid on a monthly basis.  The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above.  The sub-advisory management fee is paid on a monthly basis.  The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund.  The initial term of the Advisory Agreement is two years.  The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.  A discussion regarding the basis for the Board’s approval of the Fund’s Advisory and Sub-Advisory Agreements will be provided in the Fund’s semi-annual report to shareholders for the period ending October 31, 2009.

Prior to the date of this SAI, Activa Asset Management, LLC (“Activa”) served as the investment adviser to the Predecessor Fund.  The investment advisory fees paid by the Predecessor Fund to Activa during the years ended December 31, 2008, 2007, and 2006, were $468,050, $761,071, and $821,280, respectively.

Prior to the date of this SAI, Wellington Management served as the sub-adviser to the Predecessor Fund.  The fees paid by Activa to Wellington Management during the years ended December 31, 2008, 2007 and 2006, were $311,745, $496,494 and $532,677, respectively.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio manager for the Fund.  As of December 31, 2008, the portfolio manager of the Fund, Mammen Chally, was responsible for approximately 29 account relationships for the Sub-Adviser, totaling approximately $5.5 billion in assets under management (excluding assets of the Fund).  Unless noted otherwise, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Manager

The table below identifies the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  None of the accounts shown were subject to fees based on performance.

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Manager(s)	Number	Total Assets	Number	Total Assets	Number		Total Assets
		(in millions)		(in millions)			(in millions)
Mammen Chally	7	$2,303.4	12	$559.7	10	*	$2,625.1

* One of these other accounts’ advisory fee is based on performance.  Assets under management in that account are approximately $94.9 million.

Conflicts of Interest with Other Accounts.  Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds.  The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles.  These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical objectives, strategies and/or holdings to those of the Fund.  The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Compensation.  Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and ALPS Advisors on behalf of the Fund.  Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of the date of this SAI.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.  The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager.  The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results.  Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.  The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance.  Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Ownership of Securities.  The Fund had not commenced operations as of the date of this SAI, therefore, the Portfolio Manager did not own any of the Fund’s securities.

PLAN OF DISTRIBUTION & PRINCIPAL UNDERWRITER

The Fund has adopted a Rule 12b-1 plan for the Class A shares (the “Plan”).  Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement.  The principal types of activities for which payments under the Plan may be made include payments relating to promoting the sale of Class A shares, reducing redemptions of Class A shares, or maintaining or improving services provided to shareholders of Class A shares by investment brokers or dealers, plan administrators and other persons.  Payments under the Plan also may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.  The Trust believes that the Plan may benefit the Trust by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund.  The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose.  Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding.  The Fund’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.  If the Fund is closed to new investors, the payment of any fees pursuant to the Plan will terminate.

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund.  The Distributor is not obligated to sell any specific amount of Fund shares.

The Predecessor Fund had adopted a Plan and Agreement of Distribution (“Distribution Plan”), pursuant to which Activa provided shareholder services and services in connection with the sale and distribution of the Fund's shares.  During 2008 the Predecessor Fund paid $73,173 to Activa for the services which it provided pursuant to the Distribution Plan.

The only compensation currently received by the Distributor in connection with the sale of Fund shares is pursuant to the Distribution Plan.  The Distribution Plan does not apply to Class I Shares.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund.  ALPS is an affiliate of ADI and the Adviser. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

Prior to the date of this SAI, Activa provided administration and fund accounting services to the Predecessor Fund.  During the fiscal years ended December 31, 2008, 2007 and 2006, the Predecessor Fund paid Activa $180,492, $198,360, and $216,384, respectively, for administrative services.

TRANSFER AGENT

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund.  As Transfer Agent, ALPS has, among other things, agreed to (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.  As described above, ALPS is an affiliate of ADI and the Adviser.

CUSTODIAN

Union Bank, N.A. (the “Custodian”), located at 350 California Street, 6th Floor, San Francisco, CA 94104, serves as the custodian for the Fund.  As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund.  Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.  The Custodian also maintains certain accounts and records of the Fund.

AUDITORS

Deloitte & Touche LLP (“Deloitte”) serves as the Fund’s independent registered public accountant.  Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings.  Deloitte is located at 555 17th St. #3600, Denver, CO 80202.

COUNSEL

Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 1550 17th Street, Suite 500, Denver, CO 80202.

PRICING OF FUND SHARES

The following is a description of the procedures used by the Fund in valuing its assets.  Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time).  The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr.  Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security.  Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price.  If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board of Trustees or its delegates.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.  Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.  Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees.  Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.  All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

PURCHASE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.  Confirmations of each purchase or redemption are sent to each shareholder.  Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into two share classes – Class A shares and Class I shares.

Class I shares are generally available only to employee benefit plans.  These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403 and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code.  Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans and defined benefit plans.  Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class I shares.  Class I shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.  Class I shares are offered to tax-exempt retirement and benefit plans.  There are no minimum investment requirements for shares of Class I.  Participants in such tax-exempt retirement and benefits plans should contact the Plan Administrator for information about particular procedures or requirements which may apply to Plan Participants.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund.  The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund are with a share of the general expenses of the Fund and Trust.  Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class I (Sales Charge)
Less than $50,000	5.50%	None
$50,000 but less than $100,000	4.50%	None
$100,000 but less than $250,000	3.50%	None
$250,000 but less than $500,000	2.50%	None
$500,000 but less than $1 million	2.00%	None
$1 million or greater	0.00%*	None

* A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months after a purchase in excess of $1 million.

Additionally, shareholder accounts that received Fund shares in the reorganization of the Predecessor Fund in exchange for Predecessor Fund shares purchased prior to the Reorganization Date are not subject to are not subject to the above sales charges.

Dealer Commissions and Compensation

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.  For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

The minimum initial investments in the Fund are set forth in the Prospectus.  Subsequent purchases may be made in any amount.  Additionally, shareholder accounts that received Fund shares in the reorganization of the Predecessor Fund in exchange for Predecessor Fund shares purchased prior to the Reorganization Date are not subject to the above investment minimums.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order.  Share certificates will not be issued.  Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m.  (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call (866) 759-5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund.  If federal funds are received by the Transfer Agent that same day, the order will be effective on that day.  If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Pricing of Fund Shares.”

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.  However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures.  The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.  If notice of redemption is received on any business day, the redemption will be effective on the date of receipt.  Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt.  If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day.  The Fund does not charge a redemption fee.  The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees.   The Fund will redeem your Class A and Class I shares at the net asset value next determined after your redemption request is received in proper form.  There is no redemption fee charged by the Fund.  However, if a shareholder uses the services of a broker-dealer for the redemption, there may be a charge by the broker-dealer to the shareholder for such services.  The Fund reserves the right to impose or change redemption fees.  If redemption fees are imposed in the future, the Fund reserves the right to waive such redemption fees.

Note:  The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Contingent Deferred Sales Charge (“CDSC”).  Class A share purchases in excess of $1 million may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase.  The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•                  Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability.  The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•                  Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code.  The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary.  You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Additionally, shareholder accounts that received Fund shares in the reorganization of the Predecessor Fund in exchange for Predecessor Fund shares purchased prior to the Reorganization Date are not subject to the above CDSC.

Redemption By Mail.  Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record.  The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program.  Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire.  If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter.  A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number.  Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption.  A shareholder may request redemption by calling the Transfer Agent at (866) 759-5679.  Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent.  The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so.  Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund.  Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions.  The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures.  The Fund may require personal identification codes.

TAXES

In general it is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains.  It is also the Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “capital gains distributions.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution.  Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash.  The election may be made at any time by submitting a written request directly to the Fund.  In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.  No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code.  In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnership”; (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash, U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or in the securities of one or more publicly traded partnerships; and (iii) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year.  For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.  However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income.  In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below).  If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

The Fund intend to distribute substantially all of their investment company taxable income and to distribute all net realized long-term capital gains in a taxable year.  If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.  If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any.  For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year.  Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years.  For these purposes, the Fund will be treated as having distributed any amount for which it is subject to income tax.  The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits.  Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares.  Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains.  Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.  For taxable years beginning before January 1, 2011, the Fund may designate certain dividends as derived from “qualified dividend income, “ which, when received by an individual, will be taxed at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.  The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid).  Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends”).  Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains.  Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain.  A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss.  In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months.  Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares.  All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”).  In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, the Fund may elect to “mark-to-market” annually its investments in such entities and to distribute any resulting net gain to shareholders.  Such gains are treated as ordinary income.  The Fund may also elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company.  The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax.  Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Funds that invest in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio.  If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. citizens or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period specified in the Code.  If the Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s non-U.S. tax paid.  A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may  increase the amount and affect the timing and character of taxes payable by shareholders.  Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.  This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

Certain of the Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income.  This difference may cause a portion of such Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received.  In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year.  In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold.  The Fund may realize gains or losses from such sales.  In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security.  Market discount generally accrues in equal daily installments.  The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated.  Investments in debt obligations that are at risk of or in default present special tax issues for the Fund.  Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income.  These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that they distribute sufficient income to avoid becoming subject to federal income or excise tax.

Real Estate Investment Trusts

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund.  Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders.  Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders.  Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).  If a charitable remainder trust (as defined in Code Section 664) realizes any UBTI for a taxable year, it will lose its tax-exempt status for the year.  The Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.  The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans.  Shareholders should consult their tax adviser to determine the suitability of shares of the

Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law.  Dividends and distributions also may be subject to state and local taxes.  Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, local and, where applicable, foreign taxes.  Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates described above (or a reduced rate of withholding provided by treaty).If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

APPENDIX A

SUB-ADVISER’S PROXY VOTING POLICIES AND PROCEDURES

Introduction

Wellington Management Company, llp (“Wellington Management”) has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of its clients around the world.

Wellington Management’s Proxy Voting Guidelines (the Guidelines), which are incorporated by reference to these Global Proxy Policies and Procedures, set forth the sets of guidelines that Wellington Management uses in voting specific proposals presented by the boards of directors or shareholders of companies whose securities are held in client portfolios for which Wellington Management has voting discretion. While the Guidelines set forth general sets of guidelines for voting proxies, it should be noted that these are guidelines and not rigid rules. Many of the Guidelines are accompanied by explanatory language that describes criteria that may affect our vote decision. The criteria as described are to be read as part of the guideline, and votes cast according to the criteria will be considered within guidelines. In some circumstances, the merits of a particular proposal may cause us to enter a vote that differs from the Guidelines.

Statement of Policies	As a matter of policy, Wellington Management:

1
Takes responsibility for voting client proxies only upon a client’s written request.

2
Votes all proxies in the best interests of its clients as shareholders, i.e., to maximize economic value.

3

Develops and maintains broad guidelines setting out positions on common proxy issues, but also considers each proposal in the context of the issuer, industry, and country or countries in which its business is conducted.

4

Evaluates all factors it deems relevant when considering a vote, and may determine in certain instances that it is in the best interest of one or more clients to refrain from voting a given proxy ballot.

5
Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

6
Believes that sound corporate governance practices can enhance shareholder value and therefore encourages consideration of an issuer’s corporate governance as part of the investment process.

7
Believes that proxy voting is a valuable tool that can be used to promote sound corporate governance to the ultimate benefit of the client as shareholder.

8

Provides all clients, upon request, with copies of these Global Proxy Policies and Procedures, the Proxy Voting Guidelines, and related reports, with such frequency as required to fulfill obligations under applicable law or as reasonably requested by clients.

9

Reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policies and Procedures and the set of Proxy Voting Guidelines selected by the client from those provided by Wellington Management; and ensures that procedures, documentation, and reports relating to the voting of proxies are promptly and properly prepared and disseminated.

Responsibility and Oversight

Wellington Management has a Corporate Governance Committee, established by action of the firm’s Executive Committee, that is responsible for the review and approval of the firm’s written Global Proxy Policies and Procedures and its Proxy Voting Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers. The firm’s Legal Services Department monitors regulatory requirements with respect to proxy voting on a global basis and works with the Corporate Governance Committee to develop policies that implement those requirements. Day-to-day administration of the proxy voting process at Wellington Management is the responsibility of the Corporate Governance Group within the Corporate Operations Department. In addition, the Corporate Governance Group acts as a resource for portfolio managers and research analysts on proxy matters, as needed.

Statement of Procedures	Wellington Management has in place certain procedures for implementing its proxy voting policies.

General Proxy Voting	Authorization to Vote
Wellington Management will vote only those proxies for which its clients have affirmatively delegated proxy-voting authority.

Receipt of Proxy

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically the client’s custodian bank. If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent. Wellington Management, or its voting agent, may receive this voting information by mail, fax, or other electronic means.

Reconciliation

To the extent reasonably practicable, each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, the firm conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance around the world and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the set of Proxy Voting Guidelines selected by the client, and handled as follows:

•        Generally, issues for which explicit proxy voting guidance is provided in the Proxy Voting Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by the Corporate Governance Group and voted in accordance with the Proxy Voting Guidelines.

•        Issues identified as “case-by-case” in the Proxy Voting Guidelines are further reviewed by the Corporate Governance Group. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•        Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Material Conflict of Interest Identification and Resolution Processes Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact the Corporate Governance Group about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict, and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene. Any Corporate Governance Committee member who is himself or herself subject to the identified conflict will not participate in the decision on whether and how to vote the proxy in question.

Other Considerations	In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

Securities Lending

Wellington Management may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. In general, Wellington Management does not know when securities have been lent out and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries require shareholders to stop trading securities for a period of time prior to and/or after a shareholder meeting in that country (i.e., share blocking). When reviewing proxies in share blocking countries, Wellington Management evaluates each proposal in light of the trading restrictions imposed and determines whether a proxy issue is sufficiently important that Wellington Management would consider the possibility of blocking shares. The portfolio manager retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

In certain countries, re-registration of shares is required to enter a proxy vote. As with share blocking, re-registration can prevent Wellington Management from exercising its investment discretion to sell shares held in a client’s portfolio for a substantial period of time. The decision process in blocking countries as discussed above is also employed in instances where re-registration is necessary.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may abstain from voting in those instances. Proxy materials not delivered in a timely fashion may prevent analysis or entry of a vote by voting deadlines. In addition, Wellington Management’s practice is to abstain from voting a proxy in circumstances where, in its judgment, the costs exceed the expected benefits to clients. Requirements for Powers of Attorney and consularization are examples of such circumstances.

Additional Information

Wellington Management maintains records of proxies voted pursuant to Section 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management’s Global Proxy Policies and Procedures may be amended from time to time by Wellington Management. Wellington Management provides clients with a copy of its Global Proxy Policies and Procedures, including the Proxy Voting Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: December 6, 2007

Introduction

Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

• Election of Directors:
Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

• Classify Board of Directors:
Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

• Adopt Director Tenure/Retirement Age (SP):
Against

• Adopt Director & Officer Indemnification:
For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

• Allow Special Interest Representation to Board (SP):
Against

• Require Board Independence:
For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent.
For
Key board committees are the Nominating, Audit, and Compensation Committees. Exceptions will be made, as above, in respect of local market conventions.

• Require a Separation of Chair and CEO or Require a
For
Lead Director:

• Approve Directors’ Fees:
For

• Approve Bonuses for Retiring Directors:
Case-by-Case

• Elect Supervisory Board/Corporate Assembly:
For

• Elect/Establish Board Committee:
For

• Adopt Shareholder Access/Majority Vote on Election of
Case-by-Case
Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

• Adopt/Amend Stock Option Plans:
Case-by-Case

• Adopt/Amend Employee Stock Purchase Plans:
For

• Approve/Amend Bonus Plans:
Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because

OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

• Approve Remuneration Policy:
Case-by-Case

• Exchange Underwater Options:
Case-by-Case
We may support value-neutral exchanges in which senior management is ineligible to participate.

• Eliminate or Limit Severance Agreements (Golden
Case-by-Case
Parachutes):
We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

• Shareholder Approval of Future Severance Agreements
Case-by-Case
Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

• Expense Future Stock Options (SP):
For

• Shareholder Approval of All Stock Option Plans (SP):
For

• Disclose All Executive Compensation (SP):
For

Reporting of Results

• Approve Financial Statements:
For

• Set Dividends and Allocate Profits:
For

• Limit Non-Audit Services Provided by Auditors (SP):
Case-by-Case
We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

• Ratify Selection of Auditors and Set Their Fees:
Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

• Elect Statutory Auditors:
Case-by-Case

• Shareholder Approval of Auditors (SP):
For

Shareholder Voting Rights

• Adopt Cumulative Voting (SP):
Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

• Shareholder Rights Plans
Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

• We generally support plans that include:
• Shareholder approval requirement
• Sunset provision
• Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

• Authorize Blank Check Preferred Stock:
Case-by-Case
We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

• Eliminate Right to Call a Special Meeting:
Against

• Increase Supermajority Vote Requirement:
Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

• Adopt Anti-Greenmail Provision:
For

• Adopt Confidential Voting (SP):
Case-by-Case

We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

• Remove Right to Act by Written Consent:
Against

Capital Structure

• Increase Authorized Common Stock:
Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

• Approve Merger or Acquisition:
Case-by-Case

• Approve Technical Amendments to Charter:
Case-by-Case

• Opt Out of State Takeover Statutes:
For

• Authorize Share Repurchase:
For

• Authorize Trade in Company Stock:
For

• Approve Stock Splits:
Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

• Approve Recapitalization/Restructuring:
Case-by-Case

• Issue Stock with or without Preemptive Rights:
For

• Issue Debt Instruments:
Case-by-Case

Social Issues

• Endorse the Ceres Principles (SP):
Case-by-Case

• Disclose Political and PAC Gifts (SP):
Case-by-Case
We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

• Require Adoption of International Labor Organization’s
Case-by-Case
Fair Labor Principles (SP):

• Report on Sustainability (SP):
Case-by-Case

Miscellaneous

• Approve Other Business:
Against

• Approve Reincorporation:
Case-by-Case

• Approve Third-Party Transactions:
Case-by-Case

Dated: October 16, 2008

PART C.  OTHER INFORMATION

Item 23.	Exhibits

	(a)	(1)	Trust Instrument of Registrant.(1)

		(2)	Revised Trust Instrument of Registrant.(1)

	(b)	(1)	By-Laws of Registrant.(1)

		(2)	Revised By-Laws of Registrant.(1)

		(3)	Amendment to By-Laws of Registrant dated April 25, 2008.(10)

	(c)		Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)of this filing).

	(d)	(1)

Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund), U.S. Treasury Money Market and Prime Money Market Funds.(5)

(2)

First Amendment dated September 10, 2003 to the Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund), U.S. Treasury Money Market, and Prime Money Market Funds.(6)

(3)

Amendment dated April 30, 2008 to Investment Advisory Agreement dated June 10, 2003 between Registrant and SSgA Funds Management, Inc. with respect to the American Freedom U.S. Government Money Market, U.S. Treasury Money Market and Prime Money Market Funds.(11)

		(4)	Investment Advisory and Management Agreement dated October 1, 2007 between Registrant and ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) with respect to the Listed Private Equity Fund.(9)

		(5)	Investment Sub-Advisory Agreement dated October 1, 2007 among Registrant, ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) and Red Rocks Capital LLC with respect to the Listed Private Equity Fund.(9)

	(6)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Activa Value Fund. (12)

	(7)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the Activa Value Fund. (12)

(e)	(1)

Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(8)

(2)

Amended Schedule A dated November 13, 2006 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U. S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(9)

(3)

Addendum No. 2 dated April 9, 2007 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U. S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(8)

(4)

Amended Schedule A dated April 30, 2008 to the Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. with respect to the Prime Money Market, U. S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(5)

Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(4)

	(6)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the American Freedom U.S. Government Money Market Fund.(5)

	(7)	Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Listed Private Equity Fund.(9)

(8)

Form of Amendment No. 1 with respect to the Activa Value Fund to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Listed Private Equity Fund. (12)

	(9)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer with respect to the Listed Private Equity and Activa Value Funds. (12)

	(10)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity and Activa Value Funds. (12)

	(11)	Form of Administrative Services Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity Fund.(8)

	(12)	Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity and Activa Value Funds. (12)

	(13)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm with respect to the Listed Private Equity and Activa Value Funds. (12)

(f)		None.

(g)	(1)

Custodian Contract dated May 6, 1994 between Registrant and State Street Bank and Trust Company, N.A. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(1)

	(2)	Custodian Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the Listed Private Equity Fund.(10)

	(3)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the Listed Private Equity Fund.(10)

	(4)	Form of Custodian Agreement between Registrant and Union Bank N.A. with respect to the Activa Value Fund. (12)

(h)	(1)

Administration Agreement dated September 19, 2001 between ALPS Mutual Funds Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) and Prime Money Market Funds.(3)

	(2)

Addendum 1 dated September 1, 2006 to the Administration Agreement dated September 19, 2001 between ALPS Mutual Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) and Prime Money Market Funds.(11)

	(3)

Addendum 2 dated April 9, 2007 to the Administration Agreement dated September 19, 2001 between ALPS Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, American Freedom U.S. Government Money Market and Prime Money Market Funds.(8)

	(4)

Amendment dated April 30, 2008 to the Administration Agreement dated August 23, 2003 between ALPS Fund Services, Inc. and Registrant with respect to the U.S. Treasury Money Market, American Freedom U.S. Government Money Market and Prime Money Market Funds.(11)

	(5)	Termination letter dated December 1, 2006 of the Administration Agreement between ALPS Fund Services, Inc. and Registrant with respect to the American Freedom U.S. Government Money Market Fund.(8)

	(6)

Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(11)

	(7)

Addendum dated September 1, 2006 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(8)

(8)

Amended Appendix A dated January 1, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(9)

(9)

Amendment dated March 21, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect the with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(9)

(10)

Addendum No. 2 dated April 9, 2007 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(8)

(11)

Amendment dated April 30, 2008 to the Amended and Restated Transfer Agency and Service Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(12)	Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Listed Private Equity Fund.(9)

(13)

Form of Amendment No. 2 with respect to the Activa Value Fund to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Listed Private Equity Fund. (12)

(14)

Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(11)

(15)

Amended Appendix A dated August 28, 2003 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Mutual Funds Services with respect to the Prime Money Market, U.S. Treasury Money Market and U.S. Government Money Market (now known as American Freedom U.S. Government Money Market Fund) Funds.(6)

(16)

Amendment No. 2 to Appendix A dated January 1, 2007 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(9)

(17)

Amendment No. 3 dated April 30, 2008 to the Amended and Restated Bookkeeping and Pricing Agreement dated September 15, 2000 between Registrant and ALPS Fund Services, Inc. with respect to the Prime Money Market, U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

(18)	Assumption Agreement dated April 2, 2001 among the Registrant, ALPS Mutual Funds Services, Inc. and ALPS Distributors, Inc. related to the Registrant.(5)

(19)	Form of Purchase Agreement between Registrant and FGIC Securities Purchase, Inc. with respect to the U.S. Treasury Money Market Fund and the Short-Term U.S. Government Income Fund.(2)

(20)	Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Listed Private Equity Fund.(9)

(21)

Form of Amendment No. 1 with respect to the Activa Value Fund to the Fund Accounting and Administration Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Listed Private Equity Fund. (12)

(22)

Fee Waiver Letter Agreement dated August 1, 2006 between Registrant and SSgA Funds Management, Inc. dated August 1, 2006 with respect to the Prime Money Market, U.S. Treasury Money Market, U.S. Government Money Market and American Freedom U.S. Government Money Market Funds.(7)

(23)

Fee Waiver Letter Agreement dated August 1, 2008 between Registrant and ALPS Fund Services, Inc. with respect to the U.S. Treasury Money Market and American Freedom U.S. Government Money Market Funds.(11)

	(24)	Fee Waiver Letter Agreement dated April 30, 2009 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the Listed Private Equity Fund. (12)

	(25)	Form of Fee Waiver Letter Agreement between Registrant and ALPS Advisors, Inc. with respect to the Activa Value Fund. (12)

(i)	(1)

Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated August 28, 2008 with respect to the U.S. Treasury Money Market Fund, American Freedom U.S. Government Money Market Fund and the Listed Private Equity Fund. (11)

	(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated July 22, 2009 with respect to the Activa Value Fund (filed herewith).

(j)	(1)

Consent of Independent Registered Public Accounting Firm with respect to the U.S. Treasury Money Market Fund, American Freedom U.S. Government Money Market Fund and the Listed Private Equity Fund. (11).

	(2)	Consent of Independent Registered Public Accounting Firm with respect to the Activa Value Fund (filed herewith).

(k)		None.

(l)		None.

(m)	(1)	Distribution and Services Plan — Listed Private Equity Fund, Class A adopted as of September 4, 2007.(9)

	(2)	Distribution and Services Plan — Listed Private Equity Fund, Class R adopted as of September 4, 2007. (9)

	(3)	Form of Distribution and Services Plan — Activa Value Fund, Class A. (12)

(n)	(1)	Rule 18f-3 Plan — Listed Private Equity Fund effective September 4, 2007. (9)

	(2)	Form of Rule 18f-3 Plan — Activa Value Fund. (12)

(p)	(1)	Code of Ethics for Registrant, revised as of March 13, 2006.(7)

	(2)	Code of Ethics for ALPS Distributors, Inc. revised as of February 3, 2006.(7)

	(3)	Code of Ethics for SSgA Funds Management, Inc. is not provided because they are adviser only to Registrant’s money market funds.

	(4)	Code of Ethics for ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) as of December 29, 2006.(8)

	(5)	Code of Ethics for Red Rocks Capital LLC as of December 31 2008, as amended. (12)

	(6)	Code of Ethics for Wellington Management Company, LLP as of October 1, 2008. (12)

(q)	(1)	Power of Attorney dated June 9, 2009.(12)

(1)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on August 28, 1997.
(2)	Incorporated by reference to the Post-Effective Amendment No. 5 to Registrant’s Registration Statement filed on August 28, 1996.
(3)	Incorporated by reference to the Post-Effective Amendment No. 23 to Registrant’s Registration Statement filed on June 5, 2002.
(4)	Incorporated by reference to the Post-Effective Amendment No. 24 to Registrant’s Registration Statement filed on August 28, 2002.
(5)	Incorporated by reference to the Post-Effective Amendment No. 26 to Registrant’s Registration Statement filed on August 28, 2003.
(6)	Incorporated by reference to the Post-Effective Amendment No. 28 to Registrant’s Registration Statement filed on June 9, 2005.
(7)	Incorporated by reference to the Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on August 28, 2006.
(8)	Incorporated by reference to the Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on September 5, 2007.
(9)	Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.
(10)	Incorporated by reference to the Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on May 6, 2008.
(11)	Incorporated by reference to the Post-Effective Amendment No. 35 to Registrant’s Registration Statement filed on August 28, 2008.
(12)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 12, 2009.

Item 24.                  Persons Controlled by or Under Common Control with the Registrant.

None.

Item 25.                  Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit (e)(6) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties.  The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 26.                  Business and Other Connections of Investment Advisers.

SSgA FUNDS MANAGEMENT, INC.

Name*	Position with SSgA Funds Management, Inc.	Other Business connections	Type of Business
James Ross	President and Director	Senior Managing Director of State Street Global Advisors (SSgA), a division of State Street Bank and Trust Company.	Investment Management
Peter Leahy	Director	Chief Product Officer and Senior Managing Director, SSgA; Executive Vice President of State Street Corporation	Investment Management
Thomas P. Kelly	Treasurer	Senior Managing Director and Comptroller of SSgA	Investment Management
Tracy Atkinson	Chief Compliance Officer	Executive Vice President and Chief Compliance Officer of SSgA	Investment Management
Mark J. Duggan, Esq.	Director and Chief Legal Officer	Senior Managing Director and Deputy General Counsel of SSgA	Investment Management

*The principal business address for each of the SSgA adviser representatives is:  One Lincoln Street, 33rd Floor, Boston, MA 02111.

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	See Trustee and Officer Table in SAI	Fund Servicing
Thomas A. Carter	President, Director	President and Director, ALPS Distributors and FTAM Funds Distributor, Inc., Executive Vice President and Director, ALPS Holdings, Inc. and Director, ALPS Fund Services, Inc.	Fund Servicing
Jeremy O. May	Director	See Trustee and Officer Table in SAI	Fund Servicing
John C. Donaldson	Executive Vice President, Chief Financial Officer	Chief Financial Officer, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Diana M. Adams	Vice President, Controller,	Vice President and	Fund Servicing

	Treasurer	Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.
Tané T. Tyler	Vice President, General Counsel, Secretary	General Counsel, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Bradley J. Swenson	Vice President, Chief Compliance Officer	CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Corey Dillon	Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable

*The principal business address for each of the ALPS Advisors, Inc. representatives is:  1290 Broadway, Suite 1100, Denver, CO, 80203.

RED ROCKS CAPITAL LLC

Name*	Position with Red Rocks Capital LLC	Other Business Connections	Type of Business
Adam Goldman	Managing Partner	Not Applicable	Not Applicable
Mark Sunderhuse	Managing Partner	Not Applicable	Not Applicable
Matt Luoma	Chief Compliance Officer	Not Applicable	Not Applicable

*The principal business address for each of the Red Rocks Capital LLC representatives is:  603 Park Point Drive, Suite 200, Golden, Colorado 80401.

WELLINGTON MANAGEMENT COMPANY, LLP

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109.  Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940.  During the last two fiscal years, no partner of Wellington Management Company, LLP, the Activa Value Fund’s investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature.

Item 27.                  Principal Underwriter.

(a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds,  ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, DIAMONDS Trust, EGA Global Shares Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust,  Laudus Trust, Milestone Funds, MTB Group of Funds, Pax World Funds, PowerShares QQQ 100 Trust Series 1, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDX Independence Funds, Inc., W. P. Stewart Funds, Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b)           To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Positions with Underwriter	Positions with Fund

Thomas A. Carter	President	None

Edmund J. Burke	Director	President

Jeremy O. May	Director	Treasurer

Spencer P. Hoffman	Director	None

Richard Hetzer	Executive Vice President	None

John C. Donaldson	Executive Vice President, Chief Financial Officer	None

Diana M. Adams	Vice President, Controller, Treasurer	None

Robert J. Szydlowski	Vice President, Chief Technology Officer	None

Tané T. Tyler	Vice President, General Counsel, Secretary	None

Brad Swenson	Vice President, Chief Compliance Officer	None

Kevin J. Ireland	Vice President, Director of Institutional Sales	None

Mark R. Kiniry	Vice President, National Sales Director-Investments	None

* The principal business address for each of the above directors and executive officers is:  1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)           Not applicable.

Item 28.                  Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) SSgA Funds Management, Inc., State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111; (3) ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (4) Red Rocks Capital LLC, 603 Park Point Drive, Suite 200, Golden, Colorado 80401; and (5) Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109.

Item 29.                  Management Services.

Not applicable.

Item 30.                  Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 37 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on July 23, 2009.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Jeremy W. Deems	Trustee	July 23, 2009
Jeremy W. Deems*

/s/ Mary K. Anstine	Trustee	July 23, 2009
Mary K. Anstine*

/s/ John R. Moran, Jr.	Interim Chairman and Trustee	July 23, 2009
John R. Moran, Jr.*

/s/ Edmund J. Burke	President	July 23, 2009
Edmund J. Burke

/s/ Jeremy O. May	Treasurer	July 23, 2009
Jeremy O. May

*Signature affixed by JoEllen L. Legg pursuant to a power of attorney dated June 9, 2009.

Exhibit List

Exhibit
(i)	(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated July 22, 2009 with respect to the Activa Value Fund.

(j)	(2)	Consent of Independent Registered Public Accounting Firm with respect to the Activa Value Fund.